RYDEX DYNAMIC FUNDS

Supplement dated March 15, 2013

to each currently effective Statutory Prospectus, Summary Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Statutory Prospectuses and Summary Prospectuses (collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) listed above and should be read in conjunction with the Prospectuses and SAI.

At a meeting of the Board of Trustees of Rydex Dynamic Funds (the “Trust”) held on February 14, 2013, the Board unanimously voted to change the fiscal year end of each series of the Trust (each, a “Fund” and, collectively, the “Funds”) from December 31 to March 31. Therefore, effective immediately, the fiscal year end of each Fund is changed from December 31 to March 31. Furthermore, all references to the Funds’ fiscal year end of December 31 in the Prospectuses and SAI are hereby replaced with March 31.

As a result of the Funds’ change in fiscal year, the future prospectuses and Statements of Additional Information for the Funds will be dated August 1 and the Annual and Semi-Annual Reports to Shareholders will be dated March 31 and September 30, respectively.

The change in fiscal year end will have no impact on the Funds’ investment objectives, principal investment strategies or fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RDYN-SUP-0313x0513